Supplement dated June 8, 2001*
                     to the Prospectus dated May 1, 2001 of
 ACL Personal Portfolio Plus 2/ACL Personal PortfolioSM Variable Annuity 45066 G
                                        (5/01)

The  following  subsection  is added to the "Making  the Most of Your  Contract"
section  of  the  prospectus   following  the  subsection   entitled  Automated
dollar-cost averaging."

TIERED DOLLAR-COST AVERAGING (TIERED DCA) PROGRAM

If your net contract value(1) is at least $10,000, you can choose to participate in the Tiered DCA program. There is no charge for Tiered DCA. Under the Tiered DCA program, you can allocate a new purchase payment to one of two special Tiered DCA accounts. We determine which Tiered DCA account you are eligible for as follows:

  If your net contract value(1) is...  we allocate your new purchase payment to:
             $10,000 - $49,999                   Tier 1 DCA account
             $50,000 or more                     Tier 2 DCA account(2)

(1) "Net  contract  value"  equals  your  current  contract  value  plus any new purchase  payment.  If this is a new contract  funded by purchase  payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.

(2) You cannot allocate your new purchase payments to a Tier 1 DCA account if you are eligible to participate in a Tier 2 DCA account.

You may only allocate a new purchase payment of at least $1,000 to the Tiered DCA account for which you are eligible. You cannot transfer existing contract values into the Tiered DCA account. Each Tiered DCA account lasts for either six months or twelve months from the time we receive your first purchase payment. We make monthly transfers of your total Tiered DCA account value into the other accounts you selected over the six-month or twelve-month period.

We credit interest to each Tiered DCA account at rates that generally are higher than those we credit to the fixed account. We credit higher rates on the Tier 2 DCA account than on the Tier 1 DCA account. We will change the interest rate on each Tiered DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the fixed account at the time of the change. Once we credit interest to a particular purchase payment, that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Tiered DCA account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six-month or twelve-month period on the balance remaining in your Tiered DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Tiered DCA account into the accounts you selected.

Once you establish a Tiered DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Tiered DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Tiered DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Tiered DCA account at the beginning of the six-month or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Tiered DCA account from the beginning. If we receive any of your multiple-source payments after the six-month or twelve-month period ends, you can either allocate those payments to a new Tiered DCA account (if available) or to any other accounts available under your contract.



You may terminate your participation in the Tiered DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Tiered DCA account balance. We will transfer the remaining balance from your Tiered DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Tiered DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Tiered DCA program at any time. Any modifications will not affect any purchase payments that are already in a Tiered DCA account.


45066-14A (6/01)

* Valid until April 30, 2002.